EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO (the “Company”) is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2017 (the “Report”). Pursuant to Exchange Act Rules 13a - 14(b) or 15d - 14(b) and to 18 U.S.C. Section 1350 as enacted pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, I, Christophe Hidalgo, Chief Financial Officer, hereby certify that:

(i)    the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2018

By:       /s/ Christophe Hidalgo

Name: Christophe Hidalgo

Title:    Chief Financial Officer